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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 1999



                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
      --------------------------------------------------------------------
      (Exact name of registrant as specified in its governing instruments)



        DELAWARE                        333-62671                56-1643598
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(State or other jurisdiction    (Commission File Numbers)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                             ONE FIRST UNION CENTER
                      CHARLOTTE, NORTH CAROLINA 28228-0600
                    ----------------------------------------
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (704) 374-6828


                                                        Exhibit Index appears on
                                                                          page 3

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ITEM 5. OTHER EVENTS

     On or about February 8, 1998, the Registrant will cause the sale of approximately $1,035,318,205 principal amount of Mortgage Pass-Through Certificates, Series 1999-C1, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1998, among the Registrant, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer and Norwest Bank Minnesota, National Association as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to certain classes of the Certificates, the Registrant has been advised by Morgan Stanley & Co. Incorporated and First Union Capital Markets (the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-62671, furnished to one or more prospective investors or their agents on January 29, 1999 certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwriting Certificates, which Computational Materials are being filed as an exhibit to this report. The Computational Materials are being filed as an exhibit to this report.

     The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Underwriters. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for all investors.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.



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Item 7. Financial Statements and Exhibits
        ---------------------------------

        (a)    Financial Statements.

               Not applicable.


        (b)    Pro Forma Financial Information.

               Not applicable.


        (c)    Exhibits.

                    Item 601(a) of Regulation
 Exhibit Number     S-K Exhibit No.                   Description
 --------------     -------------------------         -----------
       1                      99                  Computational Materials


                                        3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST UNION COMMERCIAL
                                          MORTGAGE SECURITIES,INC.


                                          By: /s/ BRIAN E. SIMPSON
                                              -----------------------
                                              Name:  Brian E. Simpson
                                              Title: President


Dated: January   , 1999

                                  EXHIBIT INDEX


                         Item 601(a) of
                         Regulation S-K                        Sequentially
    Exhibit Number         Exhibit No.        Description      Numbered Page
    --------------      ----------------      -----------      -------------
          1                    99            Computational        Page 6
                                               Materials

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